   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 6, 1996
                                                      REGISTRATION NO. 333-
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                              -------------------

                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                              -------------------
                          HIRSCH INTERNATIONAL CORP.
                              -------------------

            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    Delaware                       5084                         11-2230715
(STATE OR OTHER         (PRIMARY STANDARD INDUSTRIAL         (I.R.S. EMPLOYER
JURISDICTION OF         CLASSIFICATION CODE NUMBER)       IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

                            200 Wireless Boulevard
                           Hauppauge, New York 11788
                                (516) 436-7100

   (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                 OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                 Henry Arnberg
                          Hirsch International Corp.
                            200 Wireless Boulevard
                           Hauppauge, New York 11788
                                 (516)436-7100

           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                  INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                  Copies to:

    RAYMOND S. EVAN, ESQ.                              LELAND E. HUTCHINSON,ESQ.
      IRVIN BRUM, ESQ.                                  JOHN L. MACCARTHY,ESQ.
   RUSKIN, MOSCOU, EVANS                                   WINSTON & STRAWN
    & FALTISCHEK, P.C.                                    35 WEST WACKER DR.
   170 OLD COUNTRY ROAD                                 CHICAGO, ILLINOIS 60601
  MINEOLA, NEW YORK 11501
       (516) 663-6600                                      (312) 558-5600
       (516) 663-6641 (FAX)                                (312) 558-5700 (FAX)
                              -------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-26539

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                              -------------------

                        CALCULATION OF REGISTRATION FEE

                                                     PROPOSED          PROPOSED
                                                     MAXIMUM           MAXIMUM         AMOUNT OF
  TITLE OF EACH CLASS OF           AMOUNT TO      OFFERING PRICE      AGGREGATE       REGISTRATION
SECURITIES TO BE REGISTERED      BE REGISTERED      PER SHARE       OFFERING PRICE        FEE

Class A Common Stock, $0.01 par
  value....................       122,592(1)          $20.00        $2,451,840.00        $743.00

(1) Includes 15,990 shares of Common Stock issuable upon exercise of the Underwriters' over-allotment option.

================================================================================

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

        The information in the Registration Statement filed by HIRSCH INTERNATIONAL CORPORATION with the Securities and Exchange Commission (File No. 333-26539) pursuant to the Securities Act of 1933, as amended, is incorporated in its entirety by reference into this Registration Statement.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED, IN HAUPPAUGE, NEW YORK, ON JUNE 6, 1997.

                                          Hirsch International Corp.

                                                     /s/ Henry Arnberg
                                          By: _________________________________
                                                 HENRY ARNBERG, PRESIDENT

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW ON JUNE 6, 1997 BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED.

              SIGNATURE                        TITLE                 DATE

          /s/ Henry Arnberg            Chairman of the           June 6, 1997
-------------------------------------   Board of Directors,
            HENRY ARNBERG               President and Chief
                                        Executive Officer
                                        (Principal
                                        Executive Officer)

                 *                    Executive Vice            June 6, 1997
-------------------------------------   President, Chief
             PAUL LEVINE                Operating Officer,
                                        Secretary and
                                        Director (Principal
                                        Operations Officer)

                 *                     Vice President-           June 6, 1997
-------------------------------------   Finance and Chief
           KENNETH SHIFRIN              Financial Officer
                                        (Principal
                                        Accounting and
                                        Financial Officer)

                 *                     Vice President and        June 6, 1997
-------------------------------------   Director
             TAS TSONIS

                 *                     Vice President--          June 6, 1997
-------------------------------------   Manufacturing and
           RONALD KRASNITZ              Director

                 *                     Director                  June 6, 1997
-------------------------------------
         HERBERT M. GARDNER

                 *                     Director                  June 6, 1997
-------------------------------------
         DOUGLAS SCHENENDORF

                 *                     Director                  June 6, 1997
-------------------------------------
           MARVIN BROITMAN

          /s/ Henry Arnberg
-------------------------------------
            HENRY ARNBERG
         AS ATTORNEY-IN-FACT

                                 EXHIBIT INDEX

EXHIBIT                                 EXHIBIT DESCRIPTION
-------       ----------------------------------------------------------------------------
   5.1         Opinion of Ruskin, Moscou, Evans & Faltischek, P.C.
  23.1         Consent of Ruskin, Moscou, Evans & Faltischek, P.C. (included in Exhibit 5.1).
  23.2         Consent of Deloitte & Touche LLP
  24.1         The Powers of Attorney filed with the Registration
               Statement No. 333-26539 are hereby incorporated by reference.